PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2022
PROPERTY, PLANT AND EQUIPMENT, NET
Schedule of property, plant and equipment, net

	As of December 31,
	2021	2022
	RMB	RMB
Construction in progress	76,440	166,480
Computers and equipment	185,776	266,085
Vehicle	508	759
Total	262,724	433,324
Less: accumulated depreciation	(116,731)	(196,892)
Property, plant and equipment, net	145,993	236,432